                                                          EXHIBIT 23.2

                           CONSENT OF PETER T. GRAUER


   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Peter T. Grauer
                                          -----------------------------------
                                            Peter T. Grauer


July 14, 1997